USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                     SUPPLEMENT DATED MARCH 30, 2006 TO THE
         PROSPECTUS DATED APRIL 29, 2005, AS SUPPLEMENTED SEPTEMBER 16, 2005

        THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN THE
           PROSPECTUS AND SHOULD BE ATTACHED TO THE PROSPECTUS AND
                      RETAINED FOR FUTURE REFERENCE.


Effective March 16, 2006, the portfolio manager descriptions for the USAZ Oppenheimer Emerging Growth Fund and the USAZ Oppenheimer Emerging Technologies Fund on page 91 of the prospectus are replaced with the following:

USAZ OPPENHEIMER EMERGING GROWTH FUND: The portfolio manager of the Fund is Robert Corbett. He is the person primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Corbett has been a Vice President of the Subadviser since January 2005. He was an Assistant Vice President and Senior Research Analyst II with the Subadviser from October 2000 through January 2005.

USAZ OPPENHEIMER EMERGING TECHNOLOGIES FUND: The Fund is managed by a portfolio management team comprised of David Poiesz, Alan Gilston, Scott Phillips, Emmy Adwers and Ash Shah, who are primarily responsible for the day-to-day management of the Fund's investments.

Mr. Poiesz, CFA, is Director of the Growth Equity Investment Team and has been a Senior Vice President of the Subadviser since June 2004. He is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex. Mr. Poiesz was a managing director and senior portfolio manager at Merrill Lynch Investment Managers LLC from October 2002 through May 2004. He was a founding partner of RiverRock Capital Management, L.P., a hedge fund product he managed from April 1999 through July 2001, and portfolio manager at Jennison Associates from November 1992 through March 1999.

Mr. Gilston has been a Vice President of the Subadviser since September 1997 and is an officer and portfolio manager of one other portfolio in the OppenheimerFunds complex.

Mr. Phillips has been a Senior Research Analyst of the Subadviser since August 2004. Mr. Phillips was an analyst at Merrill Lynch Investment Managers, Inc. from June 2003 to July 2004. From February 2003 to June 2003, Mr. Phillips was a sell-side managing director at American Technology Research. From June 1999 to December 2002, he was a sell-side analyst at Merrill Lynch. From December 1997 to June 1999, he was a sell-side analyst at CIBC World Markets.

Ms. Adwers has been a Senior Research Analyst of the Subadviser since October 2004. Ms. Adwers was a senior analyst at Palantir Capital from November 1999 to January 2003. From June 1998 to October 1999, she was a portfolio manager at Nicholas Applegate Capital Management and from April 1995 to May 1998, she was a senior analyst at Farmers Insurance in the Investments Department.

Mr. Shah, CFA has been a Senior Research Analyst of the Subadviser since February 2006. From January 2002 until February 2006, Mr. Shah was a Vice President and Senior Analyst with Merrill Lynch Investment Managers where he specialized in technology and industrials for the Small Cap Growth Fund. From February 2000 to January 2002, Mr. Shah worked at BlackRock Financial Management as a Vice President and Senior Analyst specializing in technology for the Small and Mid Cap Growth Funds.


                                                             USAZPRO-003-0405